Exhibit 99.1

AssetMark Signs Definitive Agreement

to be Acquired by GTCR

Investment by leading private equity firm is premised on

sustaining growth and product expansion at the Company

Concord, CA— April 25, 2024

AssetMark Financial Holdings, Inc. (NYSE: AMK) (“AssetMark” or “Company”), a leading wealth management technology platform for financial advisors, today announced that it has signed a definitive agreement to be acquired by GTCR, a leading private equity firm with substantial investment expertise in financial technology, wealth and asset management.

AssetMark stockholders will receive $35.25 per share in cash, which represents a total equity valuation of approximately $2.7 billion. Under the terms of the agreement, GTCR will acquire a 100% interest in the Company.

AssetMark’s Board of Directors has unanimously approved the transaction and recommended the transaction to its stockholders. After AssetMark’s Board of Directors approved the transaction, the definitive agreement was signed, and the transaction was approved by written consent of stockholders representing a majority of the outstanding voting interests of the Company.

Based in Concord, California, AssetMark is a leading wealth management technology company with approximately $117 billion of assets on the platform. The Company delivers an extensive suite of technology solutions and service offerings which enable independent financial advisors to create and manage customized client investment portfolios, report and analyze performance, custody assets, attract new clients and grow their advisory business. AssetMark differentiates itself through its comprehensive end-to-end offering and the personalized, high-touch service model it delivers to its financial advisor customers. The AssetMark platform serves over 9,300 financial advisors and over 257,000 investor households.

“This transaction is a testament to the support and commitment of Huatai over the past seven years, and the hard work of the entire AssetMark team. Together with Huatai, we have accomplished remarkable results, and we look forward to partnering with GTCR on the next phase of growth,” said Michael Kim, CEO of AssetMark. “This transaction will deliver substantial value for our shareholders, supports key elements of our strategy, and creates new and exciting opportunities for our employees. In partnership with GTCR, we will continue to focus on expanding offerings for our clients with new product capabilities while maintaining our reputation for excellent client service.”

“AssetMark is a leader in the wealth technology industry, combining a high-quality service orientation with innovative technology and products that financial advisors rely on to support their clients,” said Collin Roche, Co-CEO and Managing Director at GTCR. “We would like to congratulate Huatai Securities, AssetMark’s majority shareholder, on the substantial increase in the scale and profile of the business during Huatai Securities’ majority ownership which began in 2016.”

Yi Zhou, CEO of Huatai Securities said, “AssetMark was an important strategic investment for Huatai with the business growing substantially during our ownership tenure. Today’s transaction will deliver a strong financial return to Huatai’s shareholders. We appreciate the support from AssetMark’s customers, employees and management team and remain confident in the Company’s future under GTCR’s ownership.”

Michael Hollander, Managing Director at GTCR, added “We are highly enthusiastic about the opportunity to partner with Michael Kim and the AssetMark team. In addition to organic initiatives, GTCR expects to support AssetMark as the Company pursues additional inorganic M&A opportunities to further expand the leading service offering it provides financial advisors.”

The transaction is subject to customary closing conditions and required regulatory approvals and is expected to close in Q4 2024. Upon completion of the transaction, AssetMark’s common stock will no longer be listed on any public market.

For further information regarding all terms and conditions contained in the definitive merger agreement, please see AssetMark’s Current Report on Form 8-K, which will be filed in connection with this transaction.

Morgan Stanley & Co. LLC served as exclusive financial advisor to AssetMark and Davis Polk & Wardwell LLP provided legal counsel. UBS Investment Bank and Barclays served as co-lead financial advisors to GTCR and are providing debt financing support for the transaction. BofA Securities and Jefferies LLC also served as financial advisors. Kirkland & Ellis LLP provided legal counsel and Paul Hastings LLP provided regulatory legal counsel.

The consummation of the transaction is not subject to any financing condition. The transaction will be financed with a credit facility and equity capital from funds affiliated with GTCR.

About AssetMark Financial Holdings, Inc.

AssetMark operates a wealth management platform that powers independent financial advisors and their clients. Together with our affiliates Voyant and Adhesion Wealth, we serve advisory firms of all sizes and business models at every stage of their journey with flexible, purpose-built solutions that champion client engagement and drive efficiency. Our ecosystem of solutions equips advisors with services and capabilities that would otherwise require significant investments of time and money, ultimately enabling them to deliver better investor outcomes and enhance their productivity, profitability, and client satisfaction. Founded in 1996 and based in Concord, California, the company has over 1,000 employees. Today, the AssetMark platform serves over 9,300 financial advisors and over 257,000 investor households. As of March 31, 2024, the company had $116.9 billion in platform assets.

About GTCR

Founded in 1980, GTCR is a leading private equity firm that pioneered The Leaders Strategy™ – finding and partnering with management leaders in core domains to identify, acquire and build market-leading companies through organic growth and strategic acquisitions. GTCR is focused on investing in transformative growth in companies in the Business & Consumer Services, Financial Services & Technology, Healthcare and Technology, Media & Telecommunications

sectors. Since its inception, GTCR has invested more than $25 billion in over 280 companies, and the firm currently manages $40 billion in equity capital. GTCR is based in Chicago with offices in New York and West Palm Beach. For more information, please visit www.gtcr.com. Follow us on LinkedIn.

About Huatai

Incorporated in April 1991, Huatai Securities is a leading technology-driven securities group in China, with a highly collaborative business model, a cutting-edge digital platform and an extensive and engaging customer base. It provides comprehensive financial services to individual and institutional clients, including wealth management, investment banking, sales and trading, investment management, etc, with a substantial international presence. In 2023, it achieved a total revenue of RMB 36.6 billion (US$5.1bn) and a net profit attributable to the company's shareholders of RMB 12.8 billion (US$1.8bn), cementing its frontrunner position in the Chinese securities industry.

Media Contacts

Alaina Kleinman

Head of PR & Communications, AssetMark

alaina.kleinman@assetmark.com

Andrew Johnson

Chief Marketing & Communications Officer, GTCR

andrew.johnson@gtcr.com

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about the Company’s ability to consummate the proposed transaction and the expected benefits of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed transaction, (ii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iii) the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (iv) the risk of GTCR’s failure to obtain financing necessary to complete the proposed transaction, (v) the diversion of management time on transaction-related issues, (vi) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (vii) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company, (viii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (ix) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company’s profitability and (xiii) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, raw material pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and in the Company’s other filings with the SEC.

These forward-looking statements speak only as of the date of this communication, and the Company does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, AssetMark intends to file relevant materials with the SEC, including AssetMark’s information statement in preliminary and definitive form. AssetMark stockholders are strongly advised to read all relevant documents filed by AssetMark with the SEC, including AssetMark's information statement, because they will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available without charge by visiting the AssetMark website at www.assetmark.com.